                                                                    EXHIBIT 10.9

                 EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

          This Eighth Amendment to Revolving Credit Agreement (the "Eighth Amendment") is dated as of April 19, 2001, among MID-AMERICA APARTMENT COMMUNITIES, INC. ("MAAC"), MID-AMERICA APARTMENTS, L.P. ("Mid-America"), the financial institutions listed on SCHEDULE 1, as amended or supplemented from time to time (the "Lenders"), AMSOUTH BANK, an Alabama banking corporation, as Administrative Agent for the Lenders, its successors and assigns (in such capacity, the "Administrative Agent"), and COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Co-Arranger and Syndication Agent.

                                    RECITALS

          A. MAAC, Mid-America, certain Lenders and the Administrative Agent entered into that certain Revolving Credit Agreement dated as of March 16, 1998, executed in amendment and restatement of that certain Revolving Credit Agreement among MAAC, Mid-America, the Administrative Agent and certain lenders, dated November 20, 1997, as amended by First Amendment thereto dated as of May 15, 1998, by Second Amendment thereto dated as of October 1, 1998, by Third Amendment thereto dated as of November 12, 1998, by Fourth Amendment thereto dated as of March 31, 1999, by Fifth Amendment thereto dated as of May 28, 1999, by Sixth Amendment thereto dated as of November 12, 1999, and by Seventh Amendment thereto dated as of July 21, 2000 (as it may be amended further from time to time, the "Agreement"). Unless otherwise defined in this Eighth Amendment, capitalized terms shall have the meaning assigned to them in the Agreement.

          B. The Borrowers have requested that the Agreement be amended to modify certain provisions of the Agreement.

          C. The parties to the Agreement desire to execute this Eighth Amendment to evidence the extension of the Maturity Date and the other modifications.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the above Recitals, the parties hereby agree as follows:

     1. SECTION 1.1, The Loans, is hereby amended by deleting the amount of "$85,000,000" and replacing it with the amount of "$70,000,000".

     2. SECTION 1.3, Commitments, is hereby amended by deleting the amount of "$85,000,000.00" and replacing it with the amount of "$70,000,000.00".

                                       1
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     3.   SECTION 1.11(a), Letter of Credit Fees, is hereby deleted in its entirety and replaced with the following:

     (a)  Letter of Credit Fees

          The Borrowers shall pay to the Lenders in accordance with their respective Proportionate Share an annual fee for the issuance of each Letter of Credit; and any such fee shall be paid annually in advance for the entire period of time that such Letter of Credit is outstanding (the "Letter of Credit Fee"). The Letter of Credit Fee described herein shall be paid as follows:

ADVANCES UNDER SWING LINE FACILITY AND
NOTES PLUS LETTERS OF CREDIT/DEVELOPMENT               ADJUSTED NOI/ASSUMED       LETTER OF CREDIT
PROJECT COSTS PLUS VALUE OF STABILIZED PROPERTIES      DEBT SERVICE               FEE
-------------------------------------------------      --------------------       ----------------
                $55% but less than 57%                 $1.75 but less than 1.8    1.65%
                $52.5% but less than 55%               $1.8 but less than 1.9     1.55%
                $50% but less than 52.5%               $1.9 but less than 2.0     1.45%
                less than 50%                          $2.0                       1.05%

          If the calculation of the two covenants used to determine the Letter of Credit Fee would result in two different Letter of Credit Fees, the higher Letter of Credit Fee shall be deemed the applicable Letter of Credit Fee.

     4. SECTION 1.11(c), Facility Fees, is hereby deleted in its entirety and replaced with the following:

     (c)  Facility Fee

          The Borrowers shall pay to the Lenders in accordance with their respective Proportionate Share an annual fee quarterly in arrears beginning April 19, 2001 (the "Facility Fee"). Said Facility Fee shall be in the amount of 15 basis points of the aggregate outstanding amount of the Loans.

     5. The parties acknowledge that in determining compliance with the dividend payout ratio set forth in SECTION 6.7 of the Agreement, the amount of dividends paid and Funds from Operations shall be calculated on a rolling 12-month period.

     6.   SECTION 6.8, Other Financial Covenants, is hereby amended as follows:

                                       2
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     (a)  Subsection (f) is hereby deleted in its entirety and replaced with the following (which change shall be reflected on the Debt Covenant Worksheet for Compliance Certificate, as appropriate):

          (f) Beginning with the quarter ended June 30, 2001, permit the ratio of Adjusted NOI for all Mortgaged Properties (based on the prior three (3) months, annualized) to Assumed Debt Service to be less than 1.75 to 1.0.

     (b) Subsection (h) is hereby deleted in its entirety and replaced with the following (which change shall be reflected on the Debt Covenant Worksheet for Compliance Certificate, as appropriate):

          (h) Beginning with the quarter ended June 30, 2001, fail to maintain as of the end of each fiscal quarter a ratio of Adjusted NOI from Stabilized Properties only (based on the prior three (3) months, annualized) to Assumed Debt Service for the same period (utilizing a 30-year assumed amortization period instead of a 25-year period) of at least 1.50 to 1.0.

     7.   SECTION 11.1, Definitions, is hereby amended as follows:

          (a) The definition of "Advance Rate" is hereby amended by replacing the current Advance Rate for Stabilized Properties of "60%" (in subparagraph (b) thereof) with the new Advance Rate of "57%". All references to "60%" in said definition are hereby replaced with "57%".

          (b) The definition of "Borrowing Base" is hereby amended by replacing "$30,000,000" (the sublimit for Development Projects) with "$25,000,000" and by adding to the end of said definition the following sentence: "Commencing April 19, 2001, said $25,000,000 limitation for Development Projects shall have a sublimit of $10,000,000 for Development Projects for which all appropriate Certificates of Occupancy have not yet been issued."

          (c) The definition of "Margin" is hereby deleted in its entirety and replaced with the following:

          MARGIN, effective April 19, 2001, shall be determined based upon either (i) the then applicable ratio of the average for the prior 6-month period of advances under the Swing Line Facility and the Notes plus the sum of all Letters of Credit outstanding as of the last day of the applicable quarter to the sum of Development Project Costs as of the last day of the applicable quarter and the value of all Stabilized Properties as of said day (based on the Adjusted NOI of said Stabilized Properties, as may be adjusted pursuant to subparagraphs (d) and (e) of the definition of "Advance Rate" set forth
SECTION 11.1 hereof) or (ii) the then applicable ratio of Adjusted NOI for all Mortgaged Properties (based on the prior three months annualized) to Assumed Debt Service, as follows:

                                       3
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
ADVANCES UNDER SWING LINE FACILITY AND
NOTES PLUS LETTERS OF CREDIT/DEVELOPMENT               ADJUSTED NOI/ASSUMED
PROJECT COSTS PLUS VALUE OF STABILIZED PROPERTIES      DEBT SERVICE               LIBOR MARGIN
-------------------------------------------------      --------------------       ------------
                $55% but less than 57%                 $1.75 but less than 1.8    165 basis points
                $52.5% but less than 55%               $1.8 but less than 1.9     155 basis points
                $50% but less than 52.5%               $1.9 but less than 2.0     145 basis points
                less than 50%                          $2.0                       135 basis points

          If the calculation of the two covenants used to determine the Margin after April 19, 2001, would result in two different Margins, the higher Margin shall be deemed the applicable Margin.

          (d) The definition of "Total Market Value of Assets" is hereby amended by adding to the end of said definition the following sentence: "For purposes of this definition only, the general and administrative expenses of the Borrowers shall be excluded from the calculation of EBITDA.

     8.   SCHEDULE 1 is hereby deleted in its entirety and replaced with
          SCHEDULE 1 attached hereto and made a part hereof.

     9.   SCHEDULE 2 is hereby deleted in its entirety and replaced with
          SCHEDULE 2 attached hereto and made a part hereof.

     10.  SCHEDULE 3 is hereby deleted in its entirety and replaced with
          SCHEDULE 3 attached hereto and made a part hereof.

     11. This Eighth Amendment shall not be effective until the following conditions have been fulfilled:

          a. The Administrative Agent has received a fully executed original of this Eighth Amendment;

          b. The Administrative Agent has received an original Note executed to the order of each Lender, in the principal amount of such Lender's commitment and evidencing such Lender's Loans;

          c. Any fees required as a result of this Eighth Amendment have been received by the Administrative Agent;

          d. The Administrative Agent has received appropriate resolutions of the Borrowers and the Subsidiaries authorizing the transactions contemplated herein;

                                       4
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          e.     The Administrative Agent has received an opinion of counsel to each of the Borrowers, which opinion shall be satisfactory to the Administrative Agent in all respects; and

          f. The Administrative Agent has received a confirmation from each Subsidiary that is a Mortgagor that its Subsidiary Guaranty is in full force and effect.

          Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

          Each Borrower represents and warrants that no Event of Default has occurred and is continuing under the Agreement, nor does any event that upon notice or lapse of time or both would constitute such an Event of Default exist.

          IN WITNESS WHEREOF, the parties have executed this Eighth Amendment as of the date first set forth above.

                                       5
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                                Signature page to
                 Eighth Amendment to Revolving Credit Agreement



                                      MID-AMERICA APARTMENT
                                      COMMUNITIES, INC.

                                      By
                                        -----------------------------------
                                      Name
                                          ---------------------------------
                                      Title
                                           --------------------------------

                                Signature page to
                 Eighth Amendment to Revolving Credit Agreement

                                     MID-AMERICA APARTMENTS, L.P.


                                     By Mid-America Apartment
                                     Communities, Inc.
                                      Its Sole General Partner


                                      By
                                        -----------------------------------
                                      Name
                                          ---------------------------------
                                      Title
                                           --------------------------------

                                Signature page to
                 Eighth Amendment to Revolving Credit Agreement

                                      AMSOUTH BANK,
                                      in its individual capacity as Lender
                                      and as Administrative Agent

                                      By
                                        -----------------------------------
                                      Name
                                          ---------------------------------
                                      Title
                                           --------------------------------

                                Signature page to
                 Eighth Amendment to Revolving Credit Agreement

                                      COMMERZBANK AG,
                                      NEW YORK AND GRAND CAYMAN
                                      BRANCHES, in its individual capacity as
                                      Lender and as Co-Arranger and Syndication
                                      Agent

                                      By
                                         ----------------------------------
                                      Name
                                          ---------------------------------
                                      Title
                                           --------------------------------

                                      By
                                         ----------------------------------
                                      Name
                                          ---------------------------------
                                      Title
                                           --------------------------------

                                Signature page to
                 Eighth Amendment to Revolving Credit Agreement

                                      FIRST TENNESSEE BANK, N.A.

                                      By
                                         ----------------------------------
                                      Name
                                          ---------------------------------
                                      Title
                                           --------------------------------

                                   SCHEDULE 1

LIST OF LENDERS                                     PERCENTAGE
---------------                                     ----------
AmSouth Bank                                         35.71%

First Tennessee Bank, N.A.                           28.58%

Commerzbank AG, New York
and Grand Cayman Branches                            35.71%

                                                    -------
TOTAL                                               100.0 %

                                   SCHEDULE 2

                          [CURRENT LIST OF PROPERTIES]

                                                                   AVAILABILITY
PROPERTY                               ADVANCE RATE               AS OF 4/18/01
--------                               ------------               -------------

I.     Stabilized Properties:

1.     Reflection Pointe (MS)                57%                      $6,869,628
2.     Anatole (FL)                          57%                       5,119,248
3.     Township (VA)                         57%                       6,948,888
4.     Sterling Ridge (GA)                   57%                       4,361,652
5.     Reserve at Dexter I (TN)              57%                       6,191,976
6.     Paddock Club Panama City (FL)         57%                       6,788,508

II.    Development Projects:

1.     Grande View Nashville (TN)            40% of cost             $13,252,963
2.     Grand Reserve Lexington (KY)          40% of cost              12,768,986
3.     Reserve at Dexter II (TN)             40% of cost               9,918,000
4.     Kenwood Club Katy (TX)                37% of cost               6,055,493
5.     Reserve at Dexter III (TN)            40% of cost               2,992,812

                                   SCHEDULE 3

                               [NOTICE ADDRESSES]

AmSouth Bank
Real Estate Department
9th Floor
AmSouth/Sonat Building
1900 5th Avenue North
Birmingham, Alabama 35203
Attention: Mr. Lawrence B. Clark

First Tennessee Bank, N.A.
1st Floor-Real Estate
165 Madison Avenue
Memphis, Tennessee 38103
Attn: Ms. Jennifer Andrews

Commerzbank AG, New York
and Grand Cayman Branches
Two World Financial Center
225 Liberty Street, 34th Floor
New York, New York 10281
Attn: Mr. Marcus Perry

Mid-America Apartment Communities, Inc.
6584 Poplar
Suite 340
Memphis, Tennessee 38138
Attention:  Mr. Simon R.C. Wadsworth

Mid-America Apartments, L.P.
6584 Poplar
Suite 340
Memphis, Tennessee 38138
Attention: Mr. Simon R.C. Wadsworth